UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2019

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah	001-32269	20-1076777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value per share	USNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2019, USANA Health Sciences, Inc., a Utah corporation (“USANA” or the “Company”), entered into the Third Amendment (the “Third Amendment”) to its existing Amended and Restated Credit Agreement dated as of April 27, 2011, by and between USANA, as Borrower, and Bank of America, N.A., a national banking association, as Lender (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meaning given to them in the Credit Agreement.

Among other things, the Third Amendment provides that Lender may elect to increase the Commitment Amount by $125,000,000 (up to $200,000,000 in the aggregate) upon USANA’s request.  USANA may make a maximum of three such requests in increments of at least $25,000,000 to Lender.  The Commitment Amount will automatically be reduced to a maximum of $100,000,000 as of September 30, 2020.

The foregoing is not a complete description of the Third Amendment and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. In addition, the information set forth in this Item 1.01, including the Third Amendment, should be read together with the information included in the Company’s other filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit

10.1	Third Amendment, dated as of July 15, 2019, to the Amended and Restated Credit Agreement, dated as of April 27, 2011, by and between USANA Health Sciences, Inc. and Bank of America, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By: /s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date: July 18, 2019

Exhibit Index

Exhibit No.	Description
10.1	Third Amendment, dated as of July 15, 2019, to the Amended and Restated Credit Agreement, dated as of April 27, 2011, by and between USANA Health Sciences, Inc. and Bank of America, N.A.

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